UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC 20549

                              FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                     Date of Report:  September 9, 2010
                   (Date of Earliest Event Reported)

                            HIV-VAC, Inc.
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        (Exact name of registrant as specified in its charter)


         NEVADA                                  86-0876846
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(State or other jurisdiction                  (I.R.S. Employer
of incorporation or organization            Identification Number)

      2700 Nottawasaga  Conc 6 N
  Collingwood, Ontario Canada                    L9Y 3Z1
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(Address of principal executive offices,       Zip Code)

                               705-446-7242
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         (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Per-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 9, 2010, Kevin Murray resigned as president and chief executive officer of the registrant. Mr. Murray will head the pharmaceutical division of the registrant and will act as chief financial officer for HIV-VAC, Inc.

On September 9, 2010, Ramon Richard was appointed president and chief executive officer of HIV-VAC, Inc.

Resume of Ramon Richard
From 2004 to present, Mr. Richard has been the chief executive officer of Grupo Richard y Lange, an entity engaged in sale of construction building materials and supplies. From 1998-2004, Mr. Richard was the corporate bank sub director at Financiera Casas Mexico, a finance company. Mr. Richard earned a masters degree in 1988 from the Universidad Autonoma de Mexico. From 1993-1995, Mr. Richard completed several courses at the Universidad Iberoamericana and the Universidad de Tijuana.


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

HIV-VAC, Inc.


By:      /s/Ramon Richard
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         Ramon Richard, President

Dated:  September 13, 2010